Exhibit 12.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Sky Brasil Servicos Ltda (the “Company”) on Form 20-F for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Mario Antonio Rossi, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:    /s/ Mario Antonio Rossi

               Mario Antonio Rossi

               Chief Financial Officer

               June 30, 2003